August 1, 2003

FBR AMERICAN GAS INDEX FUND, INC.

SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 1, 2003

Effective September 8, 2003, Integrated Fund Services, Inc. ("Integrated") will serve as sub-Transfer Agent and sub-Administrator to the FBR American Gas Index Fund, Inc. ("Fund") pursuant to an agreement between FBR National Bank & Trust, the Fund's Administrator, and Integrated.

The following information provided below in the Fund's Prospectus dated August 1, 2003 shall be in effect until September 8, 2003:

1.   The first full sentence in the sixth paragraph under the heading, "Investing in the Funds -- Buying Shares Through the Transfer Agent," on page 10 of the Prospectus is hereby replaced with:

To purchase shares through FBR National Bank & Trust ("FBR National" or "Transfer Agent"), you should complete the application (the "Account Application") accompanying this Prospectus and forward it with payment by check or Federal Reserve Draft payable to the order of "FBR American Gas Index Fund" c/o FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland  20814.

2.   The first full sentence in the first paragraph under the heading, "How to Redeem Shares -- Redeeming Through the Transfer Agent - Redemption in Writing," on page 12 of the Prospectus is hereby replaced with:

If you do not hold shares through a brokerage account and you wish to redeem shares, you may redeem your shares through the Transfer Agent by sending a written request directly to: FBR American Gas Index Fund, Inc., c/o FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland  20814.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.